                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 1, 2005 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), certain of its Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), and WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2 and 1.3 of the Credit Agreement related to the definitions shall apply herein.

                             W I T N E S S E T H

         WHEREAS, a $35,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 28, 2005 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, and the Administrative Agent;

         WHEREAS, the Borrowers have requested that certain covenants be adjusted and certain other amendments be made as contemplated herein and the Lenders agree to amend such covenants and certain other provisions pursuant to the terms and conditions herein;

         WHEREAS, the Borrowers have requested an increase in the maximum amount of LOC Obligations permitted under the Credit Agreement; and

         WHEREAS, the undersigned Lenders have agreed to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         (A)      AMENDMENTS.

                  1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:


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                           "Eligible Equipment" means the Equipment of each of
                  the Credit Parties which (A) is owned solely by such Credit Party and with respect to which such Credit Party has good, valid and marketable title, (B) is maintained on property that is either owned or leased by such Credit Party (provided that, with respect to Equipment stored on property not owned by such Credit Party, such Credit Party shall have delivered in favor of the Administrative Agent, an Acknowledgment Agreement from the landlord, warehouseman, filler, processor, packer or customer with regard to any such location, except that such Equipment will not be excluded solely as a result of the failure to obtain any such Acknowledgement Agreement for a period of 90 days following August 1, 2005; and provided, further, that with respect to leased locations for which an Acknowledgement Agreement has not been obtained from the landlord, such Equipment may be included as Eligible Equipment (so long as it meets the other criteria set forth elsewhere herein), but the Agent shall have the right to impose rent reserves against such Equipment in its sole discretion); (C) is subject to a valid, enforceable and first priority Lien in favor of the Administrative Agent; (D) is located in the United States; and (E) is in good working condition and able to be used for its intended purpose, and which otherwise conforms to the warranties contained herein.

                           "Equipment" means all owned or hereafter acquired
                  machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers not subject to a certificate of title), tools, parts, goods (other than consumer goods, Farm Products, or Inventory), wherever located, including, (a) any interest of a Credit Party in any of the foregoing, (b) all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing, and (c) all products and proceeds of the foregoing.

                  2. Each of the following definitions in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following definitions:

                           "Borrowing Base" means a dollar amount equal to the
                  sum of (a) up to 85% of Eligible Accounts Receivable of the Credit Parties, plus (b) the sum of (i) up to 60% of Eligible Inventory of all Credit Parties other than Wolverine Joining Technologies, LLC consisting of raw materials and finished goods inventory and (ii) the lesser of (A) $3,000,000 or (B) up to 60% of Eligible Inventory of Wolverine Joining Technologies, LLC consisting of raw materials and finished goods inventory, plus (c) the lesser of (A) up to 25% of the net book value of Eligible Equipment of the Credit Parties, determined in accordance with GAAP, and (B) $8,000,000 minus
                  (d) reserves established from time to time by the Administrative Agent in its sole discretion.

                           "Consolidated EBITDA" means, for any applicable
                  period of computation, without duplication, the sum of (i) Consolidated Net Income for such period, but excluding therefrom all extraordinary items of income (determined in accordance with GAAP), plus (ii) the aggregate amount of depreciation and amortization charges made in calculating Consolidated Net Income for such period, plus (iii) aggregate Consolidated Interest Expense for such period, plus (iv) the aggregate amount of all income taxes reflected on the consolidated statements of income of the Consolidated Parties for such period, plus (v) for the 10th, 11th and 12th Production Months of 2005, any backwardation losses in excess of $1,300,000 but in no event greater than $3,000,000, in the aggregate, plus (vi)(A) non-cash restructuring charges not to exceed $12,000,000 in the aggregate through December 31, 2006 and (B) cash restructuring charges not to exceed $6,000,000 in the aggregate through December 31, 2006. Except as otherwise provided herein, the applicable period of computation shall be for the twelve (12) consecutive months ending as of the date of determination.

                  3. Section 2.2 of the Credit Agreement is hereby amended by deleting clause (i) of subsection (a) thereof and replacing it with the following:

                           (i) the aggregate amount of LOC Obligations shall not
                  at any time exceed $18,000,000,

                  4. Subsection (f) and (g) of Section 5.2 are hereby deleted and replaced by the following:

                            (f) 2008 Senior Note Indenture. Immediately after
                  giving effect to the making of a Loan or the issuance of a Letter of Credit, the Company shall not be in violation of the terms of the 2008 Senior Note Indenture and shall demonstrate in writing compliance with Section 4.3(i) of the 2008 Senior
                  Note Indenture;

                           (g) 2009 Senior Note Indenture. Immediately after
                  giving effect to the making of a Loan or the issuance of a Letter of Credit, the Company shall not be in violation of the terms of the 2009 Senior Note Indenture and shall demonstrate in writing compliance with Section 4.11(i) of the 2009 Senior
                  Note Indenture;

                  5. Section 7.1 of the Credit Agreement is hereby amended by adding the following new subsections (j), (k), (l) and (m) and re-lettering the existing subsection (j) as "(n)":

                           (j) As soon as available and in any event within
                  thirty (30) days after the end of each Production Month of the Consolidated Parties, a certificate of a Senior Financial Officer of the Company demonstrating compliance with each of
                  Section 4.3(i) of the 2008 Senior Note Indenture and Section 4.11(i) of the 2009 Senior Note Indenture by calculation thereof as of the end of each such Production Month (the certificate for the 12th Production Month of each year may be based on interim financials, provided, that as soon as audited financial statements are available, if there are any discrepancies between the interim financials and audited financials affecting the calculations referred to hereinabove, a corrected certificate shall be resubmitted promptly to the Administrative Agent and the Lenders).

                           (k) (i) As soon as available and in any event within
                  thirty (30) days after the end of each Production Month of the Consolidated Parties, commencing with the Production Month ending closest to July 31, 2005, a detailed monthly budget for the Consolidated Parties for the immediately succeeding three month period,


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

                  certified by a Senior Financial Officer of the Company and
                  (ii) as soon as available and in any event within thirty (30) days after the end of each Production Month of the Consolidated Parties, commencing with the Production Month ending closest to August 31, 2005, a detailed weekly cash budget for the Consolidated Parties for the immediately succeeding thirteen week period, certified by a Senior Financial Officer of the Company; provided, however, that such weekly cash budget need not include budget items related to non-U.S. Subsidiaries other than with respect to payments made by U.S. Subsidiaries to non-U.S. Subsidiaries.

                           (l) As soon as available and in any event not later
                  than September 30, 2005, a report prepared by the Company assessing the Company's copper base inventory hedging program, including an analysis of current risks and alternative strategies, in form and substance satisfactory to the Agent.

                           (m) Not later than 12:00 Noon on the 25th day of each
                  Production Month (or if such day is not a Business Day, then on the next succeeding Business Day) and within three (3) Business Days following the date of any Asset Disposition or Casualty Loss in excess of $1,000,000, or if requested by the Administrative Agent, promptly upon request, the Borrowers shall deliver a listing of Eligible Equipment of each Credit Party, in form and substance satisfactory to the Agent.

                  6. Section 8.3 of the Credit Agreement is hereby amended and replaced in its entirety as follows:

                           8.3      MINIMUM CONSOLIDATED EBITDA

                           (a) For the second fiscal quarter of 2005,
                  Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to $19,250,000, calculated on a rolling four quarter basis.

                           (b) Commencing with the Production Month of the
                  Consolidated Parties ending closest to September 30, 2005, Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to the following amounts for the indicated Production Month, calculated on a rolling twelve-month basis:

                                                                Minimum Consolidated
                              Production Month                        EBITDA
               ----------------------------------------------------------------------
                          9th Production Month 2005                 $15,000,000
               ----------------------------------------------------------------------
                         10th Production Month 2005                 $10,000,000
               ----------------------------------------------------------------------
                         11th Production Month 2005                 $10,000,000
               ----------------------------------------------------------------------
                         12th Production Month 2005                 $10,000,000
               ----------------------------------------------------------------------
                          1st Production Month 2006                 $10,000,000
               ----------------------------------------------------------------------
                          2nd Production Month 2006                 $10,000,000
               ----------------------------------------------------------------------
                          3rd Production Month 2006                 $15,750,000
               ----------------------------------------------------------------------
                          4th Production Month 2006                 $18,000,000
               ----------------------------------------------------------------------
                          5th Production Month 2006                 $20,000,000
               ----------------------------------------------------------------------
                          6th Production Month 2006                 $22,000,000
               ----------------------------------------------------------------------
                          7th Production Month 2006                 $24,000,000
               ----------------------------------------------------------------------
                          8th Production Month 2006                 $26,000,000
               ----------------------------------------------------------------------
                          9th Production Month 2006                 $28,000,000
               ----------------------------------------------------------------------

                           (c) Commencing with the fiscal quarter of the
                  Consolidated Parties ending closest to December 31, 2006, and for each fiscal quarter thereafter, Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to $32,000,000, calculated on a rolling four quarter basis.

                  7. Section 8.4 of the Credit Agreement is hereby deleted.

                  8. Each of the Schedules attached to the Credit Agreement is hereby deleted and replaced by the corresponding Schedule attached to this Agreement.

         (B)      SECURITY AGREEMENT.

                  (a) Notwithstanding any other provision herein or in any other Credit Document to the contrary, the Credit Parties agree that solely for the purposes of the Security Agreement, the Trigger Event (as defined in the Security Agreement) shall be deemed to have occurred on August 1, 2005.

                  (b) Notwithstanding any other provision herein or in any other Credit Document, aircraft owned or leased by the Credit Parties shall be excluded from Collateral.

         (C)      CONSENTS.

         The Administrative Agent and the Lenders hereby consent to the various amendments described in Section (E)(5) and (6) hereof.

         (D) REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

         (E) EFFECTIVENESS. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

                  1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

                  2. Secretary's Certificates. The Administrative Agent shall have received a secretary's certificates from each Borrower dated as of the date hereof either substantially in the form required by Section 5.1(d) of the Credit Agreement, mutatis mutandis, or a bring-down certificate if no change has occurred to the secretary's certificate since the last delivery thereof to the Administrative Agent, in accordance with the Credit Agreement, and, in each case, otherwise in form and substance acceptable to the Administrative Agent.

                  3. Legal Opinions. The Administrative Agent shall have received a legal opinion from Borrowers' outside counsel in form and substance reasonably acceptable to the Administrative Agent.

                  4. Amendment Fee. The Administrative Agent shall have received an amendment fee of $75,000.

                  5. Permitted Securitization Amendment. The Administrative Agent shall have received a copy of an original fully executed amendment to the Receivables Purchase Agreement dated as of April 28, 2005 which evidences the Permitted Securitization, upon terms reasonably satisfactory to the Administrative Agent, which amendment shall be in full force and effect and not subject to any unsatisfied conditions precedent.

                  6. Consignment Agreement, Etc. The Administrative Agent shall have received (a) an original fully executed amendment to the Consignment Intercreditor Agreement and (b) a copy of an original fully executed amendment to the Consignment Agreement, in form and substance satisfactory to the Administrative Agent.

                  7. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto, and each shall be satisfactory to the Administrative Agent and its legal counsel, Mayer, Brown, Rowe & Maw, LLP.

         (F) NO OTHER MODIFICATION. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender or the Administrative Agent, and novation of any kind is hereby expressly disclaimed.

         (G) RELEASE. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

         (H) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

         (I) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.






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
         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                       COMPANY:

                                       WOLVERINE TUBE, INC.


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title: Senior V.P. & CFO & Secretary


                                       SUBSIDIARY BORROWERS:
                                       --------------------

                                       TF INVESTOR, INC.


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title: V.P. & Treasurer


                                       TUBE FORMING HOLDINGS, INC.


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title: VP & Treasurer


                                       TUBE FORMING, L.P.

                                       By:  Tube Forming Holdings, Inc.,
                                            its General Partner

                                            By: /s/ Thomas B. Sabol
                                            Name: Thomas B. Sabol
                                            Title: VP & Treasurer

                                       WOLVERINE FINANCE, LLC


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title: Vice-Manager & Treasurer


                                       SMALL TUBE MANUFACTURING, LLC


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title: VP & Treasurer


                                       WOLVERINE JOINING TECHNOLOGIES, LLC


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title: VP & Treasurer


                                       WOLVERINE CHINA INVESTMENTS, LLC


                                       By:  Wolverine Tube, Inc.,
                                            its Managing Member

                                            By: /s/ Thomas B. Sabol
                                            Name: Thomas B. Sabol
                                            Title: Sr VP & Secretary & CFO


                                       WT HOLDING COMPANY, INC.


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title: VP & Treasurer

                                       LENDERS:

                                       WACHOVIA BANK,
                                       NATIONAL ASSOCIATION, in its capacity
                                       as Administrative Agent and as a Lender

                                       By: /s/ Laurie D. O'Fallon
                                       Name: Laurie D. O'Fallon
                                       Title: Director








                              (signature pages end)













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                          ATTACH REPLACEMENT SCHEDULES

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                                   EXHIBIT G


                       Form of Borrowing Base Certificate